UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2023

FIRST COMMUNITY BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Virginia	000-19297	55-0694814
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 989 Bluefield, Virginia		24605-0989
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (276) 326-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock ($1.00 par value)	FCBC	NASDAQ Global Select

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

Effective as of 5:01 p.m. on April 21, 2023 (the “Effective Time”), First Community Bankshares, Inc. (‘First Community”) completed its previously announced merger (the “Merger”) with Surrey Bancorp, a North Carolina corporation headquartered in Mount Airy, North Carolina (“Surrey”), pursuant to an Agreement and Plan of Merger (the “Agreement”) dated November 17, 2022, by and between First Community and Surrey. At the Effective Time, Surrey merged with and into First Community, with First Community as the surviving corporation in the Merger.

Immediately following the Merger, Surrey Bank & Trust, a wholly-owned subsidiary of Surrey, merged with and into First Community Bank, a wholly-owned subsidiary of First Community (the “Bank Merger”), with First Community Bank as the surviving bank in the Bank Merger.

Under the terms of the Agreement, each outstanding share of common stock of Surrey was converted into the right to receive 0.7159 shares of First Community common stock, par value $1.00 per share.

There were no material relationships, other than in respect of the Merger, between First Community and Surrey, its directors or officers or any of its affiliates.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached as Exhibit 2.1 to First Community’s Current Report on Form 8-K filed on November 18, 2022 and incorporated herein by reference.

Item 8.01 Other Events

On April 24, 2023, First Community issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is being furnished to the Securities and Exchange Commission (“SEC”) and shall not be deemed “filed” for any purpose.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of business acquired.
Not required.

(b) Pro forma financial information.
No pro forma financial information is required to be filed for the acquisition of Surrey.

(c) None

(d) Exhibits

2.1 Agreement and Plan of Merger, dated as of November 17, 2022, by and between First Community Bankshares, Inc. and Surrey Bancorp (incorporated by reference to Exhibit 2.1 to the Form 8-K dated November 17, 2022 filed by First Community Bankshares, Inc. on November 18, 2022 (File No 000-19297)*

99.1 Press Release, dated April 24, 2023, issued by First Community Bankshares, Inc.

104 Cover-Page Interactive Data File (embedded within the Inline XBRL document)

*Listed disclosure schedules have been omitted pursuant to Regulation S-K item 601(b)(2). First Community agrees to furnish a supplemental copy of such schedules upon request of the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY BANKSHARES, INC.

Date:	April 24, 2023	By:	/s/ David D. Brown

David D. Brown
Chief Financial Officer